UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 13, 2007 (March 12, 2007)

BEA SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22369	77-0394711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

2315 North First Street, San Jose, CA	95131
(Address of Principal Executive Office)	(Zip Code)

(408) 570-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 13, 2007, BEA Systems, Inc. issued a press release entitled “Nasdaq Listing Council Stays Delisting of BEA Systems Stock.” A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of March 13, 2007, entitled “Nasdaq Listing Council Stays Delisting of BEA Systems Stock.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEA SYSTEMS, INC.

By:	/S/ MARK P. DENTINGER
Mark P. Dentinger
Executive Vice President and Chief Financial Officer

Date: March 13, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated as of March 13, 2007, entitled “Nasdaq Listing Council Stays Delisting of BEA Systems Stock.”